EXHIBIT 99.1

Q3 2005 Earnings November 3, 2005

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward- looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; changes in the price of oil and its impact on the value of Section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings or regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Participants Dave Meador Executive Vice President & Chief Financial Officer Dan Brudzynski Vice President & Controller Nick Khouri Vice President & Treasurer Don Stanczak Director of Regulatory Affairs Mike McNalley Director of Investor Relations

Overview The underlying operating performance of the company showed significant year-over-year improvement This improvement was largely driven by strong results at both Detroit Edison and MichCon However, two timing-related accounting items*, each resulting from increased energy commodity prices, considerably impacted Q3 operating earnings As a result, we have revised our 2005 operating earning guidance range, based on the timing-related accounting item at Energy Trading, with any shortfall being re-timed to 2006 and 2007 *NOTE: Timing-related accounting items, as used throughout this presentation, is defined in the appendix

Q3 2005 Financial Results Operating Earnings Synfuel & Oil Prices Timing-Related Accounting Impacts Cash Flow and Capital Expenditures 2005 Guidance Summary & EEI Preview

Q3 2005 Operating Earnings Operating Earnings per Share* Detroit Edison $0.55 Power and Industrial Projects $0.27 Unconventional Gas Production $0.01 Non-Utility Portfolio ($0.45) Fuel Transportation and Marketing ($0.73) Corporate & Other $0.02 MichCon ($0.09) * Reconciliation to GAAP reported earnings included in the appendix $0.03

Excluding Timing-Related Items, Q3 Operating Earnings Improved Q3 2004 Operating Earnings Impacts Detroit Edison MichCon Non-Utility Excluding Timing-Related Items Corporate & Other Q3 2005 Operating Earnings Before Timing-Related Items Deferred Recognition of Synfuel Revenue Mark-to-Market Gain of Synfuel Related Oil Hedges Unrealized Mark-to-Market Losses at Energy Trading Q3 2005 Operating Earnings 97 97 111 146 159 182 191 191 163 5 5 14 35 13 23 9 9 37 158 Operating Earnings Variance* ($ millions) Q3 2004 Operating Earnings Detroit Edison MichCon Non-Utility Excl. Timing-Related Items Corporate & Other Q3 2005 Operating Earnings Excl. Timing-Related Items Mark-to-Market on Synfuel Oil Hedges Deferred Synfuel Variable Note Payment Q3 2005 Timing- Related Impacts of Energy Trading Contracts Q3 2005 Operating Earnings $97** $35 $13 $24 $8 $191 $9 ($37) ($158) $5 Timing-Related Accounting Items * Reconciliation to GAAP reported earnings included in the appendix ** Reconciliation of prior period operating earnings included in the appendix $14 Q3 2004 Timing- Related Impacts of Energy Trading Contracts

Lower regulatory deferrals primarily driven by the final rate order Higher gross margins driven by weather and net rate order impacts More frequent storms driving increased expense Merger interest expense no longer being allocated from the holding company Detroit Edison Results - Q3 2004 vs. Q3 2005 Variance 2004 Margin Reg Def Storm Merger Interest Other 2005 62 40 40 92 92 97 97 22 69 17 9 4 $62** Q3 2004 Q3 2005 $69 ($22) ($4) Higher Gross Margin Lower Regulatory Deferrals Higher Storm Expense Other Operating Earnings* ($ millions) Merger Interest ($17) $9 $97 * Reconciliation to GAAP reported earnings included in the appendix ** Reconciliation of prior period operating earnings included in the appendix

Detroit Edison Q3 2005 Gross Margin Analysis Weather Rate Relief Economy Choice Total Electric Margin Improvement 66 84 99 66 18 15 12 111 69 42 69 Detroit Edison Gross Margin Variance Q3 2005 vs. Q3 2004 ($ millions, after-tax) Rate Order Margin Improvement Before Residential Rate Cap Impact Weather Residential Usage Choice Cooling degree days up 65% vs. 2004; 44% vs. normal Impact of final rate order Choice levels lowered to 11% of total sales compared to 19% last year Benefits from higher margin partially offset by the impact of residential rate cap which expires on Jan. 1, 2006 Impacts of Residential Rate Cap Q3 2005 Margin Improvement $66 $12 $18 $15 $111 ($42) $69

Impact of final rate order Increased gas margins, due to higher storage revenue Merger interest expense no longer being allocated from the holding company Seasonal nature of this business, Q3 typically results in an operating loss 2004 Rate Relief Gas Margins Merger Interest Other 2005 -31 -26 -23 -17 -17 -18 -5 -3 -6 -1 MichCon Results - Q3 2004 vs. Q3 2005 Variance Q3 2004 Q3 2005 Rate Order Other Gas Margins Merger Interest Operating Earnings* ($ millions) NOTE: Effective tax rate quarterly impacts have been normalized as part of the effective tax rate operating earnings adjustments, reconciliation details in appendix ($31)** $5 $3 $6 ($1) ($18) * Reconciliation to GAAP reported earnings included in the appendix ** Reconciliation of prior period operating earnings included in the appendix

Excluding Timing-Related Items, Non- Utility Performance Remains Strong Accounting losses resulting from the impact of increasing natural gas and electricity prices on energy contracts with different accounting treatment applied to each side of the contract - one side at cost/accrual, the other at mark-to-market Two timing-related items impacted Q3 non-utility operating earnings The impacts of each of these are expected to reverse and are not reflective of the underlying performance of the non-utility portfolio Mark-to-market gain on the 2005 oil contracts (used to hedge synfuel earnings) Deferred synfuel variable revenue Synfuel Timing-Related Accounting

Non-Utility Operating Earnings Variance* ($ millions) Non-Utility Portfolio Q3 2004 vs. Q3 2005 Variance Higher year-over-year synfuel production, 5.6M tons in 2005 vs. 4.4M tons in 2004 Unconventional Gas production up slightly due to Barnett Shale activity Timing-related accounting items had an impact on non- utility operating earnings but did not impact current period cash flows Q3 2004 Operating Earnings PIP UGP FTM Q3 2005 Operating Earnings Before Timing-Related Items Deferred Recognition of Synfuel Revenue Mark-to-Market Gain of Synfuel Related Oil Hedges Unrealized Mark-to-Market Losses at Energy Trading Q3 2005 Operating Earnings 69 69 83 109 107 106 106 78 -80 14 26 1 3 9 37 -80 78 Q3 2004 Non-Utility Operating Earnings Power & Industrial Projects excl. Timing- Related Items Unconventional Gas Production Fuel Transportation & Marketing excl. Timing- Related Items Q3 2005 Non-Utility Operating Earnings Excl. Timing-Related Items Mark-to-Market on 2005 Synfuel Oil Hedges Deferred Synfuel Revenue Q3 2005 Timing-Related Impacts of Energy Trading Contracts Q3 2005 Non-Utility Operating Earnings $68 $26 $1 ($3) $106 $9 ($37) ($158) ($80) * Reconciliation to GAAP reported earnings included in the appendix $14 Q3 2004 Timing-Related Impacts of Energy Trading Contracts Timing-Related Accounting Items

Q3 2005 Earnings Summary Electric Utility earnings up due to the impacts of much warmer weather and incremental benefits of the November 2004 rate increase Gas Utility earnings improved due to the benefits of the April 2005 rate increases Base non-utility earnings increased on higher synfuel production Timing-related accounting losses at the non-utility businesses masked strong underlying operating performance

Q3 2005 Financial Results Operating Earnings Synfuel & Oil Prices Timing-Related Accounting Impacts Cash Flow and Capital Expenditures 2005 Guidance Summary & EEI Preview

Synfuel Revenue Recognition As was the case in the first and second quarters, we deferred recognition of the portion of synfuel earnings tied to the variable payments from facilities we have sold We believe that the likelihood for any phase-out in 2005 is low, but still unable to be predicted with complete certainty Given current oil price levels, we expect to recognize all of the variable payments for 2005 during Q4 NYMEX oil prices need to average ~$70 for the remainder of the year in order to reach the bottom of the phase-out threshold and ~$145 for a full phase-out in 2005 A significant amount of our expected synfuel cash is protected: 100% of 2005 70% of 2006 25% of 2007

($ millions, after-tax) NOTE: Assumes average oil price for the calendar year remains below the phase-out threshold Recognition of 2005 Synfuel Earnings

Q3 2005 Financial Results Operating Earnings Synfuel & Oil Prices Timing-Related Accounting Impacts Cash Flow and Capital Expenditures 2005 Guidance Summary & EEI Preview

Timing-Related Accounting Losses Impacted Fuel Transportation & Marketing Results Forward contracts are used to economically hedge certain physical and capacity contracts Current accounting practice, as required by FAS 133, creates a recognition misalignment between the two sides of these transactions One side of the transaction is accounted for on an accrual/cost basis The other side, representing the forward hedge, is marked-to-market The difference between the two sides generates an unrealized mark-to- market gain or loss The unprecedented rise in energy prices during Q3 2005 magnified this accounting misalignment, resulting in an unrealized mark-to-market timing loss of $158M in Q3 2005 As the transactions settle, the corresponding accrual-based benefit will be recognized and the company will realize the economics intended at the inception of the contracts Time Gross Margin $ Economic Benefit Accounting Margin Contract Inception Mark-to-Market Adjustments Interim Time Between Inception and Settlement Contract Settlement Accounting Implications of Certain Energy Trading Contracts Economic Benefit/Realized Economic Margin

Flowback of Timing-Related Accounting Impacts of Energy Trading Contracts While Q3 was impacted by timing- related accounting losses attributable to higher energy prices, we expect to ultimately realize offsetting positive earnings as we settle the transactions We expect to see a majority of the flowback through the upcoming heating season The flowback from other transactions will not be fully realized until 2007 These forward amounts are based on prices as of Sept. 30 and remain subject to mark-to- market shifts until the contracts are settled Q3 Unrealized Loss Q4 2005 '2006 '2007 Rollback 158 116 176 116 60 20 44 ($ millions) ($158) $116 Year-to- Date 2005 $65 $33 Q4 2005 Unrealized Losses 2006 2007 Expected Realized Earnings ($44) Q3 Q1-Q2 ($202)

Continued Value Creation Expected at Energy Trading 2002 2003 2004 2005 2006 2007 35 28 44 -32.5 60 25 20 20 2002A 2003A 2004A 2005E* 2006E* 2007E* $35 $28 $44** ($30-35) Energy Trading Operating Earnings ($ millions) * Assumes market prices remain constant and no new activity Expected flowback of year-to-date 2005 mark- to-market loss New transactions Illustrative ** Excluded $48M gain from contract termination

Q3 2005 Financial Results Operating Earnings Synfuel & Oil Prices Timing-Related Accounting Impacts Cash Flow and Capital Expenditures 2005 Guidance Summary & EEI Preview

YTD 9/30/2005 Year-to-Date Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows YTD 9/30/2004 Through Q3, DTE Energy's cash flow has improved from last year Adjusted cash from operations is up 14%, or over $100M from the same period last year Including capital expenditures and the dividend, net cash through the Q3 was ($77M) Following the usual quarterly pattern, Q4 is expected to generate significant net cash, enough to reconfirm prior full year projections

YTD 9/30/2005 Year-to-Date Capital Expenditures ($ millions) Capital spending is up slightly from last year, primarily at the non-utility business Total capital reached $709M though September, up $66M from prior year The largest spending increases were in non-utility businesses ($55M) and the full ramp up of DTE2/SAP implementation ($16M), offset by slight declines at Detroit Edison and Corporate As with cash flow, the estimate for full year capital spending has not changed from prior projections YTD 9/30/2004

We Remain Committed to a Strong Balance Sheet We continue to maintain a strong balance sheet On track to reduce parent company debt in 2005 by $200M Solid liquidity position Successful 5 year renewal of $1.9 billion of revolving credit agreements $1.0B current excess liquidity Refinanced approximately $500 million of debt in 2005 $13M annual interest savings 12/31/2004 12/31/05E Debt 0.527 0.515 Preferred 0.023 0.023 Leverage*

Q3 2005 Financial Results Operating Earnings Synfuel & Oil Prices Timing-Related Accounting Impacts Cash Flow and Capital Expenditures 2005 Guidance Summary & EEI Preview

2005 Operating Earnings Guidance 2004 2005 2005 2005 Non-Regulated 241 315 315 265 Regulated Gas 23 70 70 70 Regulated Electric 178 290 297.5 297.5 Holding Company -15 -65 -65 -65 Detroit Edison MichCon Non-Utility EPS Corporate & Other $580-635 2005 Previous Guidance Operating Earnings ($ millions) $280-300 $65-75 $305-325 $3.30-3.60 ($65-70) $595-635 2005 Revised Guidance Excl. Timing- Related Items $295-300 $65-75 $305-325 ($65-70) $3.40- $3.60 2005 Revised Guidance Incl. Timing- Related Items $545-585 $3.10- $3.30 $295-300 $65-75 $255-275 ($65-70) Overall earnings guidance has been revised to reflect: Strong performance at Detroit Edison Non-utility timing-related items

2005 Non-Utility Earnings Guidance Non-Utility Operating Earnings ($ millions) Guidance remains the same for all non-utility businesses, except trading which is revised downward to reflect the accounting timing- related accounting impact Trading and marketing guidance subject to Q4 mark-to-market adjustments (11) Corporate Overheads 21 Coal Transportation & Marketing 15-20 Trading & Marketing $305-325 Total Non-Utility Operating Earnings $45-55 Fuel Transportation and Marketing $10 Unconventional Gas Production (7) Corporate Overheads (13) Power Generation 240-250 Synfuels 20-25 Pipelines & Storage 30 Other Power & Industrial Projects $250-260 Power & Industrial Projects 2005 Previous Guidance 2005 Revised Guidance (2) Corporate Overheads 12 Operations (11) 21 (30-35) $255-275 ($5)- $5 $10 (7) (13) 240-250 20-25 30 $250-260 (2) 12

2006 Earnings Drivers and Assumptions Detroit Edison and MichCon have the foundation to earn 11% ROE Significant step up in cost reductions Continued non-utility growth in each segment Expected flowback of most 2005 timing-related accounting losses 100% of synfuel earnings recognized Targeting to provide 2006 earnings guidance by mid-December 2005

Q3 2005 Financial Results Operating Earnings Synfuel & Oil Prices Timing-Related Accounting Impacts Cash Flow and Capital Expenditures 2005 Guidance Summary & EEI Preview

Summary Year-over-year utility earnings have significantly improved Underlying earnings improvement impacted by timing-related accounting items Cash flow and balance sheet metrics remain on track 2005 earnings guidance of $3.10-$3.30

EEI Presentation Preview On Tuesday, Nov. 8, Gerry Anderson will present at the EEI Conference in Hollywood, FL The presentation will begin at 10:30 a.m. EST and will be webcast at www.dteenergy.com\investors The presentation will provide a discussion of: Our accelerated cost reduction program Potential utility capital expenditures Non-utility activity and opportunities

Appendix

Definition of Timing-Related Accounting Items Timing-related accounting adjustments include synfuel-related items and certain gas and power transactions where forward contracts are used to economically hedge physical and capacity contracts These contracts experience an accounting misalignment, as required by FAS 133, where one side of the contract is accounted for on a cost/accrual basis and the other side is marked-to-market DTE Energy will ultimately realize the positive economics as we settle these transactions DTE Energy has entered into other contracts that have mark-to- market accounting and other timing related items that are not included in this definition

Synfuel Earnings Background Quarterly earnings from synfuels primarily come from two sources: Quarterly payments received from partners in our projects as tax credits are allocated to them These payments are subject to gain recognition accounting Mark-to-market gains/losses from the oil options we purchased last year to protect a portion of our synfuel cash flow that is exposed to crude oil price risk The hedge does not qualify for hedge accounting; the changes in fair market value are recorded in current earnings

Recognition of Synfuel Earnings: Payments Received from Buyers Accounting principles for gain recognition of our synfuel sales proceeds are conservative Sale proceeds cannot be recognized until there is evidence they have become determinable and collectability has been reasonably assured Due to the rise in oil prices, a possibility exists that the reference price for oil could reach the threshold at which Section 29 tax credits phase out The certainty requirement for recognition of sale proceeds is very high. A more than remote probability of phase-out leads to not recognizing some portion of sales proceeds for the quarter. We believe the possibility of phase-out is unlikely Until the accounting certainty requirement has been met, we expect to defer recognition of a portion of synfuel sales proceeds until year-end

Synfuel Cash Protected Assumptions No prior year tax credit phase out for 2005 No reduction in forecasted taxable income - AMT carryforwards used by 2009 Excludes impact of potential future incremental hedging Production forecast is realized

Oil Price / Synfuel Key Statistics Estimated Phase Out Bands Current Avg Price Lower Band Upper Band 57.15 58.5 72 Current Avg Price Lower Band Upper Band 59.25 62 73 Upper Band 60 61 74 Avg. Price Actual & Forward* Lower Band Upper Band $57.15 $58.50 $72.00 Avg. Forward Price Lower Band Upper Band $59.25 $62.00 $73.00 Lower Band Upper Band $60.00 $61.00 $74.00 2005 2006 2007 Avg. Forward Price Prices need to avg. $70 for the rest of 2005 to reach lower band Prices need to avg. $145 for the rest of 2005 to reach upper band * 2005 YTD avg price is $56.25, forward price for balance of the year is $61.50 $ Price per barrel - Through 10/27/05

1st Qtr 12/27/2004 6.16 12/28/2004 6.213 12/29/2004 6.402 12/30/2004 6.149 1/3/2005 5.79 1/4/2005 5.902 1/5/2005 5.833 1/6/2005 6.049 1/7/2005 6.001 1/10/2005 6.159 1/11/2005 6.095 1/12/2005 5.943 1/13/2005 6.445 1/14/2005 6.395 1/18/2005 6.137 1/19/2005 6.293 1/20/2005 6.308 1/21/2005 6.24 1/24/2005 6.476 1/25/2005 6.403 1/26/2005 6.388 1/27/2005 6.288 1/28/2005 6.259 1/31/2005 6.321 2/1/2005 6.316 2/2/2005 6.376 2/3/2005 6.149 2/4/2005 6.096 2/7/2005 5.969 2/8/2005 6.164 2/9/2005 6.165 2/10/2005 6.16 2/11/2005 6.093 2/14/2005 6.093 2/15/2005 6.175 2/16/2005 6.109 2/17/2005 5.923 2/18/2005 5.908 2/21/2005 5.908 2/22/2005 6.103 2/23/2005 6.311 2/24/2005 6.304 2/25/2005 6.715 2/28/2005 6.73 3/1/2005 6.68 3/2/2005 6.717 3/3/2005 6.657 3/4/2005 6.744 3/7/2005 6.714 3/8/2005 6.847 3/9/2005 6.88 3/10/2005 6.768 3/11/2005 6.772 3/14/2005 7.138 3/15/2005 7.179 3/16/2005 7.192 3/17/2005 7.238 3/18/2005 7.273 3/21/2005 7.318 3/22/2005 7.248 3/23/2005 7.138 3/24/2005 7.062 3/28/2005 6.999 3/29/2005 7.323 3/30/2005 7.46 3/31/2005 7.653 4/1/2005 7.749 4/4/2005 7.594 4/5/2005 7.572 4/6/2005 7.558 4/7/2005 7.366 4/8/2005 7.242 4/11/2005 7.309 4/12/2005 7.094 4/13/2005 6.978 4/14/2005 7.069 4/15/2005 6.997 4/18/2005 6.95 4/19/2005 7.045 4/20/2005 7.057 4/21/2005 7.032 4/22/2005 7.195 4/25/2005 7.153 4/26/2005 7.12 4/27/2005 6.748 4/28/2005 6.748 4/29/2005 6.585 5/2/2005 6.697 5/3/2005 6.515 5/4/2005 6.63 5/5/2005 6.691 5/6/2005 6.621 5/9/2005 6.674 5/10/2005 6.694 5/11/2005 6.683 5/12/2005 6.511 5/13/2005 6.536 5/16/2005 6.446 5/17/2005 6.476 Rising Natural Gas Prices Dec 31, 2004 March 31, 2005 June 30, 2005 September 30, 2005 Henry Hub Natural Gas Price MMBtu Trendline

Rising Electricity Prices 1st Qtr 12/29/2004 29.31 12/30/2004 31.47 1/3/2005 33.21 1/4/2005 33.14 1/5/2005 38.87 1/6/2005 44.92 1/7/2005 34.99 1/10/2005 37.36 1/11/2005 40.32 1/12/2005 41.23 1/13/2005 50.82 1/14/2005 65.22 1/18/2005 67.71 1/19/2005 54.49 1/20/2005 57.01 1/21/2005 54.11 1/24/2005 52.44 1/25/2005 47.58 1/26/2005 61.26 1/27/2005 62.01 1/28/2005 49.27 1/31/2005 54.31 2/1/2005 49.74 2/2/2005 47.94 2/3/2005 45.1 2/4/2005 46.35 2/7/2005 43.64 2/8/2005 44.61 2/9/2005 51.99 2/10/2005 49.97 2/11/2005 41.79 2/14/2005 37.69 2/15/2005 39.22 2/16/2005 45.13 2/17/2005 49.03 2/18/2005 39.78 2/22/2005 43.79 2/23/2005 47.6 2/24/2005 51.08 2/25/2005 53.51 2/28/2005 57.76 3/1/2005 58.93 3/2/2005 60.5 3/3/2005 52.96 3/4/2005 46.64 3/7/2005 55.2 3/8/2005 62.98 3/9/2005 60.8 3/10/2005 55.3 3/11/2005 58.49 3/14/2005 57.18 3/15/2005 53.77 3/16/2005 48.91 3/17/2005 50.04 3/18/2005 54.11 3/21/2005 55.68 3/22/2005 60.3 3/23/2005 54.87 3/24/2005 47.3 3/25/2005 51.13 3/28/2005 44.08 3/29/2005 38.63 3/30/2005 38.04 3/31/2005 43.31 4/1/2005 47.97 4/4/2005 54.46 4/5/2005 53.14 4/6/2005 51.74 4/7/2005 49.02 4/8/2005 50.3 4/11/2005 52.84 4/12/2005 54.01 4/13/2005 53.65 4/14/2005 49.15 4/15/2005 59.17 4/18/2005 64.18 4/19/2005 60.21 4/20/2005 53.12 4/21/2005 46.76 4/22/2005 63.04 4/25/2005 57.87 4/26/2005 52.11 4/27/2005 52.94 4/28/2005 52 4/29/2005 55.23 5/2/2005 50.43 5/3/2005 47.74 5/4/2005 43.66 5/5/2005 38.74 5/6/2005 50.15 5/9/2005 52.38 5/10/2005 57.68 5/11/2005 50.24 5/12/2005 46.01 5/13/2005 44.38 5/16/2005 42.57 5/17/2005 38.42 5/18/2005 39.66 5/19/2005 40.05 Dec 31, 2004 March 31, 2005 June 30, 2005 September 30, 2005 Cinergy Hub Electricity Spot Price MWh Trendline

2005 Cash Flow & Capital Expenditures ($ millions) * Accounted for as 'investing activity' on statement of cash flows ** Excludes potential growth capital 2005 Guidance Cash Flow Detroit Edison Operation - MichCon Non-Utility Corporate Total ($ millions) Environmental - SAP Implementation - Maintenance - Growth*** - $540-560 80 130-135 110-115 65-75 $1,000-1,050 75-85 - 2005 Guidance Capital Expenditures Cash from Operations $1,100-1,150 Synfuel Production Payment* 300-350 Adjusted Cash from Operations $1,400-1,500 Capital Expenditures** (1,000-1,050) Asset Sales & Other 10 Common Dividend (360) Total Cash Flow $0-150 *** 2005 growth capital expenditures is dependent on cash redeployment strategy

Map of Old Segments to New Segments - Non-Utility Synfuels Coke Batteries On-Site Energy Projects Power Generation Coal Services Biomass Energy Trading Energy Resources Overhead Upstream & Midstream Gas Waste Coal Recovery Coal Transportation Power & Industrial Overhead Fuel Transport Overhead Pipelines & Storage Shale Gas Production Power and Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production

Book Tax Timing at MichCon Substantially Impacts Reported Earnings

DTE Energy

MichCon Actual/Forecasted Quarterly Effective Tax Rate Adjustment
($ millions)



2004
2005
$16
($8)
($9)
($43)
($23)
$181
$16
($130)
Q1
Q2
Q3
Q4

- **Due to the amortization of permanent items, MichCon's effective tax rate will differ from the statutory rate for the foreseeable future**
- **Identical to the Holding Company, MichCon must adjust the effective tax rate quarterly to remain consistent with the forecasted year-end tax rate**
- **The decline in reported earnings, as a result of rate case disallowances, has resulted in a sizable book tax rate adjustment in Q3**
- **This adjustment is eliminated at the holding company level and will reverse out by year end**
- **Due to the timing nature of these adjustments (which have no net impact for the total year), we have excluded this tax adjustment from operating earnings at both MichCon and the Holding Company**

42

Recent Regulatory Actions Proposal for Decision for Detroit Edison's Rate Restructuring Case On October 21, the Administrative Law Judge issued a Proposal for Decision (PFD) Generally, the PFD was supportive of Detroit Edison's proposal, including a five-year phase out of rate subsidies and uniform distribution charges for similarly situated full service and choice customers While the PFD is only a recommendation and not a binding order, it is a factor in the MPSC's decision process MPSC Order Regarding Detroit Edison's A&G Costs On October 18, the MPSC ordered the company to file a report, by December 1, explaining the difference between Detroit Edison's and Consumers Energy's Administrative and General expenditures (A&G) The company intends to detail these differences and present a report to the MPSC demonstrating that our overall cost structure is generally consistent with those at other similarly situated utilities

Reconciliation of Q3 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of Q3 2004 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of Year-to-Date Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of 2004 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

2004 Reconciliation of Previously Stated Operating Earnings For comparability, we have adjusted prior period operating earnings to reflect a number of items including removing the effective tax rate adjustment from all of the company's business segments ($ millions)

2005 Reconciliation of Previously Stated Operating Earnings For comparability, we have adjusted prior period operating earnings to reflect a number of items including removing the effective tax rate adjustment from all of the company's business segments ($ millions)

Reconciliation of Energy Trading Operating Earnings 50 ($ millions)